                                                                  EXHIBIT 10.AAh

                             AMENDMENT NUMBER 1 TO
                     TRANSFER AND ADMINISTRATION AGREEMENT

        AMENDMENT NUMBER 1 TO TRANSFER AND ADMINISTRATION AGREEMENT (this "AMENDMENT"), dated as of November 2, 2000 among TECH DATA CORPORATION ("TECH DATA"), a Florida corporation ("TECH DATA"), as collection agent (in such capacity, the "COLLECTION AGENT"), TECH DATA FINANCE SPV, INC., a
Delaware corporation headquartered in California, as transferor (in such capacity, the "TRANSFEROR"), RECEIVABLES CAPITAL CORPORATION ("RCC"), a Delaware corporation , ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation ("ATLANTIC"), LIBERTY STREET FUNDING CORP., a Delaware corporation, ("LIBERTY"), AMSTERDAM FUNDING CORPORATION, a Delaware corporation ("AFC"), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation, ("FALCON"), BLACK FOREST FUNDING CORPORATION, a Delaware corporation, ("BLACK FOREST" and collectively with RCC, Atlantic, Liberty, AFC and Falcon, the "CLASS CONDUITS"),
CREDIT LYONNAIS NEW YORK BRANCH, a branch duly licensed under the laws of the State of New York of a banking corporation organized and existing under the laws of the Republic of France ("CREDIT LYONNAIS"), as an Atlantic Bank Investor and as agent for Atlantic and the Atlantic Bank Investors (in such capacity, the "ATLANTIC AGENT"), BNP PARIBAS, a French banking corporation, acting through its Houston agency ("BNPP"), as an Atlantic Bank Investor, THE BANK OF NOVA SCOTIA, a banking corporation organized and existing under the laws of Canada, acting through its New York Agency ("SCOTIA BANK"), as a Liberty Bank Investor and as agent for Liberty and the Liberty Bank Investors (in such capacity, the "LIBERTY AGENT"), ABN AMRO BANK N.V., a banking corporation organized and existing under the laws of the Netherlands and acting through its Chicago Branch ("ABN AMRO"), as an AFC Bank Investor and as agent for AFC and the AFC Bank Investors (in such capacity, the "AFC AGENT"), BANK ONE, NA (having its main office in Chicago, Illinois), a national banking association ("BANK ONE"), as a Falcon Bank Investor and as agent for Falcon and the Falcon Bank Investors (in such capacity, the "FALCON AGENT"), BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Federal Republic of Germany ("HYPOVEREINSBANK"), as a Black Forest Bank Investor and as agent for Black Forest and the Black Forest Bank Investors (in such capacity, the "BLACK FOREST AGENT") and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association ("BANK OF AMERICA"), as agent for RCC, Atlantic, Liberty, AFC, Falcon, the RCC Bank Investors, the Atlantic Bank Investors, the Liberty Bank Investors, the AFC Bank Investors and the Falcon Bank Investors (in such capacity, the "ADMINISTRATIVE AGENT"), as an RCC Bank Investor, as agent for RCC and the RCC Bank Investors (in such capacity, the "RCC AGENT") and Lead Arranger, amending that certain Transfer and Administration Agreement dated as of May 19, 2000, among the Transferor, the Collection Agent, the Class Conduits (as defined thereunder) and the Bank Investors (the "ORIGINAL AGREEMENT" and said agreement as amended by this Amendment, the "AGREEMENT").

    WHEREAS, Transferor desires to add Black Forest as a Class Conduit and HypoVereinsbank as a Bank Investor and Black Forest Agent to the Original Agreement;

    WHEREAS, the Transferor desires the Facility Limits, Loss and Dilution Reserves and Maximum Net Investments in the Original Agreement with respect to RCC to be increased;

    WHEREAS, on the terms and conditions set forth herein, the parties hereto consent to such amendments; and

    WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

    SECTION 1. AMENDMENT TO DEFINITIONS.

        (a) The definition of "Bank Investor" is hereby deleted and replaced with the following (solely for convenience added language is italicized):

    ""BANK INVESTOR" means (i) with respect to the Class of which RCC is a member, the RCC Bank Investors, (ii) with respect to the Class of which Atlantic is a member, the Atlantic Bank Investors, (iii) with respect to the Class of which Liberty is a member, the Liberty Bank Investors,
    (iv) with respect to the Class of which AFC is a member, the AFC Bank Investors, (v) with respect to the Class of which Falcon is a member, the Falcon Bank Investors, (vi) WITH RESPECT TO THE CLASS OF WHICH BLACK FOREST IS A MEMBER, THE BLACK FOREST BANK INVESTORS and (vii) with respect to any other Class, the financial institutions specified as such in any supplement hereto and their respective successors and permitted assigns."

        (b) The definition of "Class" is hereby deleted and replaced with the following (solely for convenience added language is italicized):

    ""CLASS" means each of the following groups of Class Investors: (i) RCC and the RCC Bank Investors, (ii) Atlantic and the Atlantic Bank Investors, (iii) Liberty and the Liberty Bank Investors, (iv) AFC and the AFC Bank Investors, (v) Falcon and the Falcon Bank Investors, (vi) BLACK FOREST AND THE BLACK FOREST BANK INVESTORS or (vii) any other Class consisting of a multi-seller commercial paper conduit, its related Bank Investors and its respective assigns and participants, as added from time to time with the consent of the Administrative Agent and the Transferor as set forth in Section 11.2(b)."

        (c) The definition of "Class Agent" is hereby deleted and replaced with the following (solely for convenience added language is italicized):

    ""CLASS AGENT" means (i) with respect to the Class of which RCC is a member, the RCC Agent, (ii) with respect to the Class of which Atlantic is a member, the Atlantic Agent, (iii) with respect to the Class of which Liberty is a member, the Liberty Agent, (iv) with respect to the Class of which AFC is a member, the AFC Agent, (v) with respect to the Class of which Falcon is a member, the Falcon Agent, (vi) WITH RESPECT TO THE CLASS OF WHICH BLACK FOREST IS A MEMBER, THE BLACK FOREST AGENT and (vii) with respect to any other Class, the financial institution or other Person specified as such in any amendment or supplement hereto for such Class."

        (d) The definition of "Class Investors" is hereby deleted and replaced with the following (solely for convenience added language is italicized):

    ""CLASS INVESTORS" means (i) with respect to the Class of which RCC is a member, RCC and the RCC Bank Investors, (ii) with respect to the Class of which Atlantic is a member, Atlantic and the Atlantic Bank Investors, (iii) with respect to the Class of which Liberty is a member, Liberty and the Liberty Bank Investors, (iv) with respect to the Class of which AFC is a member, AFC and the AFC Bank Investors, (v) with respect to the Class of which Falcon is a member, Falcon and the Falcon Bank Investors, (vi) WITH RESPECT TO THE CLASS OF WHICH BLACK FOREST IS A MEMBER, BLACK FOREST AND THE BLACK FOREST BANK INVESTORS and
(vii) with respect to any other Class, the related Class Conduit and the related Bank Investors."

        (e) The definition of "Corporate Services Provider" is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

    ""CORPORATE SERVICES PROVIDER" means, (i) with respect to RCC, AMACAR INVESTMENTS LLC, (ii) with respect to Atlantic, Lord Securities Corporation,
(iii) with respect to Liberty, Global Securitization Services, LLC, (iv) with respect to AFC, Global Securitization Services, LLC" and (v) WITH RESPECT TO BLACK FOREST, LORD SECURITIES CORPORATION."

        (f) The definition of "CP RATE" is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

    ""CP RATE" for each Class Conduit listed below, shall have the meaning specified in the Annex set forth below, for such Class Conduit:

        CLASS CONDUIT                    ANNEX
        -------------                    -----

        RCC                              Annex 1

        Falcon                           Annex 2

        AFC                              Annex 3

        Atlantic                         Annex 4

        Liberty                          Annex 5

        BLACK FOREST                     ANNEX 4

        (g) The definition of "DCR" is hereby deleted and replaced with the following (in alphabetical order):

    ""FITCH" means Fitch, Inc."

        (h) The definition of "Facility Limit" is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

    ""FACILITY LIMIT" means (i) with respect to the Class of which Atlantic is a member, $127,500,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Atlantic Bank Investors, (ii) with respect to the Class of which RCC is a member, $204,000,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the RCC Bank Investors, (iii) with respect to the Class of which Liberty is a member, $153,000,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Liberty Bank Investors, in each case, at any time in effect, (iv) with respect to the Class of which AFC is a member, $127,500,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the AFC Bank Investors, in each case, at any time in effect, (v) with respect to the Class of which Falcon is a member, $127,500,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Falcon Bank Investors, in each case, at any time in effect,
(vi) WITH RESPECT TO THE CLASS OF WHICH BLACK FOREST IS A MEMBER, $76,500,000; PROVIDED THAT SUCH AMOUNT MAY NOT AT ANY TIME EXCEED THE AGGREGATE COMMITMENTS WITH RESPECT TO THE BLACK FOREST BANK INVESTORS, IN EACH CASE, AT ANY TIME IN EFFECT and (VII) with respect to any other Class, the amount specified as such in any supplement hereto for such Class; provided that, with respect to any other Class, the Facility Limit for such Class shall not at any time exceed the aggregate Commitments for the Bank Investors in such Class."

        (i) The definition of "Loss and Dilution Reserve" is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

    ""LOSS AND DILUTION RESERVE" means, with respect to each Class, at any time, an amount equal to the product of (i) the Loss and Dilution Reserve Percentage and (ii) the Net Investment for such Class at such time. Notwithstanding the foregoing, (i) with respect to the Class of which RCC is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $16,000,000, (ii) with respect to the Class of which Atlantic is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $10,000,000, (iii) with respect to the Class of which Liberty is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $12,000,000, (iv) with respect to the Class of which AFC is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $10,000,000, (v) with respect to the Class of which Falcon is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be AT LEAST equal to $10,000,000, (vi) WITH RESPECT TO THE

CLASS OF WHICH BLACK FOREST IS A MEMBER, THE PORTION OF THE LOSS AND DILUTION RESERVE ATTRIBUTABLE TO LOSSES SHALL AT ALL TIMES BE AT LEAST EQUAL TO $6,000,000, and (vii) with respect to any other Class, the portion of the Loss and Dilution Reserve shall at all times be at least equal to an amount agreed upon by the Transferor, the Administrative Agent and the Class Agent for such additional class at the time it becomes a party hereto."

        (j) The definition of "Maximum Net Investment" is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

    ""MAXIMUM NET INVESTMENT" means (i) with respect to the Class of which RCC is a member, $200,000,000, (ii) with respect to the Class of which Atlantic is a member, $125,000,000, (iii) with respect to the Class of which Liberty is a member, $150,000,000, (iv) with respect to the Class of which AFC is a member, $125,000,000, (v) with respect to the Class of which Falcon is a member, $125,000,000, (vi) WITH RESPECT TO THE CLASS OF WHICH BLACK FOREST IS A MEMBER, $75,000,000 and (vii) with respect to any other Class, the amount set forth pursuant to Section 11.2(b)."

        (k) The definition of "Pro Rata Share" is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

    ""PRO RATA SHARE" means, (A) for an RCC Bank Investor, the Commitment of such RCC Bank Investor divided by the sum of the Commitments of all the RCC Bank Investors, (B) for an Atlantic Bank Investor, the Commitment of such Atlantic Bank Investor divided by the sum of the Commitments of all Atlantic Bank Investors, (C) for a Liberty Bank Investor, the Commitment of such Liberty Bank Investor divided by the sum of the Commitments of all Liberty Bank Investors, (D) for an AFC Bank Investor, the Commitment of such AFC Bank Investor divided by the sum of the Commitments of all AFC Bank Investors, (E) for a Falcon Bank Investor, the Commitment of such Falcon Bank Investor divided by the sum of the Commitments of all Falcon Bank Investors, (F) FOR A BLACK FOREST BANK INVESTOR, THE COMMITMENT OF SUCH BLACK FOREST BANK INVESTOR DIVIDED BY THE SUM OF THE COMMITMENTS OF ALL BLACK FOREST BANK INVESTORS, and (G) with respect to any other Class, for each Bank Investor of such Class, the Commitment of such Bank Investor divided by the sum of the Commitments of all Bank Investors of such Class."

        (l) The following definitions shall be added to Section 1.1 in the appropriate alphabetical order:

             (i) "BLACK FOREST" means Black Forest Funding
    Corporation, and its successors and assigns.

             (ii) "BLACK FOREST AGENT" means HypoVereinsbank, in its capacity as agent for Black Forest and the Black Forest Bank Investors, and any successor thereto appointed pursuant to Article IX.

             (iii) "BLACK FOREST BANK INVESTORS" shall mean
    HypoVereinsbank and its successors and assigns who are or become parties to this Agreement as such pursuant to an Assignment and Assumption Agreement.

             (iv) "HYPOVEREINSBANK" means Bayerische Hypo- und
    Vereinsbank AG, New York Branch, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Federal Republic of Germany, and its successors and assigns.

        SECTION 2. AMENDMENT TO SECTION 11.3. Section 11.3 of the
Original Agreement is hereby amended by (a) adding the following language after the address that references Bank One, NA and before the phrase "If to the Transferor:" in reference to Tech Data Finance SPV, Inc., with the following:

        "If to Black Forest:

             Black Forest Funding Corporation
             c/o HypoVereinsbank AG
             150 East 42nd Street
             New York, NY  10017
             Attn: Asset-Backed Finance Dept.
             Telephone: (212) 672-5729
             Telecopy: (212) 672-5518"; and

    (b) replacing the address referencing RCC with the following:

         "Receivables Capital Corporation
         c/o Amacar Group, LLC
         6525 Morrison Blvd. Suite 318
         Charlotte, NC  28211
         Telephone: (704) 365-0569
         Telecopy:   (704) 365-1362"


        SECTION 3. AMENDMENT TO SECTIONS 5.1, 5.2, 5.3 AND 5.4. The following language shall be added to the preamble of each of the aforementioned Sections between "Administrative Agent" and "shall otherwise":

        ", with the consent of the Majority Investors,"

        SECTION 4. AMENDMENTS. The following passage shall be added to the Original Agreement as Annex 6:

                 "CP Rate Definition for Black Forest

        "CP Rate" shall mean for any CP Tranche Period, the per annum rate equivalent to the "weighted average cost" (as defined below) related to the issuance of Commercial Paper that is allocated, in whole or in part, to fund Black Forest Funding Corporation's Net Investment (and which may also be allocated in part to the funding of other assets of Black Forest Funding Corporation); provided, however, that if any component of such rate described above is a discount rate in calculating the CP Rate for Black Forest Funding Corporation's Net Investment for such CP Tranche Period, the rate used to calculate such component of such rate shall be a rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, the "weighted average cost" shall consist of (A) the actual interest rate (or discount) paid to purchasers of Commercial Paper issued by Black Forest Funding Corporation (other than the commissions of placement agents and dealers), (B) certain documentation and transaction costs associated with the issuance of such Commercial Paper, (C) any incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by the related Class Agent on behalf of Black Forest Funding Corporation, and (D) other borrowing by Black Forest Funding Corporation (other than under any program support agreement), including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market."

        SECTION 5. REFERENCES TO DCR. The Agreement is hereby amended by replacing all references to "DCR", "D-1", "D-2" and "D-3" with "Fitch", "F-1", "F-2" and "F-3", respectively.

        SECTION 6. AFFIRMATIONS. All parties hereto agree and acknowledge that with respect to each Bank Investor party hereto, each Bank Investor has a Commitment and such Commitment of such Bank Investor shall be the dollar amount set forth opposite such Bank Investor's signature on the signature page hereto, which may be different from the Original Agreement.

        SECTION 7. CONDITIONS PRECEDENT. This Amendment shall not become effective until the Administrative Agent shall have received the following:

             (a) A copy of the Resolutions of the Board of Directors of the Transferor and Tech Data certified by its Secretary approving this Amendment and the other documents to be delivered by the Transferor and Tech Data hereunder;

             (b) A Certificate of the Secretary of the Transferor and Tech Data certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder (on which Certificates the Company, the Administrative Agent and the Bank Investors may conclusively rely until such time as the Administrative Agent shall receive from the Transferor and Tech Data a revised Certificate meeting the requirements of this clause (b)(i)) and (ii) a copy of the Transferor's and Tech Data's By-Laws;

             (c) A responsible officer's certificate of the Transferor and Tech Data, substantially in the form of Exhibit L-1 and L-2, respectively, of the Original Agreement, executed by Arthur W. Singleton, Secretary of the Transferor and Tech Data, respectively;

             (d) An opinion of Holland & Knight, LLP, special counsel to the Transferor and the Company, in the form previously discussed by the Company and HypoVereinsbank;

             (e) An opinion of David Vetter, counsel to Tech Data, with respect to certain corporate matters and enforceability of the Agreement as amended hereby, in form and substance acceptable to the Agent.

        SECTION 8. REPRESENTATIONS AND WARRANTIES. The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement.

        SECTION 9. SUCCESSORS AND ASSIGNS. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns;

        SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        SECTION 11. SEVERABILITY; COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 12. CAPTIONS. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        SECTION 13. RATIFICATION. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                  TECH DATA FINANCE SPV, INC.,
                   as Transferor

                  By: /s/ JEFFERY P. HOWELLS
                      -----------------------------------------
                      Name: Jeffery P. Howells
                      Title: President


                  TECH DATA CORPORATION,
                   as Collection Agent

                  By: /s/ JEFFERY P. HOWELLS
                      -----------------------------------------
                      Name:  Jeffery P. Howells
                      Title: Executive Vice President and Chief
                      Financial Officer


                  RECEIVABLES CAPITAL CORPORATION

                  By: /s/ DOUGLAS K. JOHNSON
                      ------------------------------------------
                      Name: Douglas K. Johnson
                      Title: President


                  ATLANTIC ASSET SECURITIZATION CORP.

                  By:  CREDIT LYONNAIS NEW YORK BRANCH,
                      as attorney-in-fact

                  By: /s/ KOSTANTINA KOURMPETIS
                      ------------------------------------------
                      Name: Kostantina Kourmpetis
                      Title: Director

                  LIBERTY STREET FUNDING CORP.

                  By: /s/ KEVIN P. BURNS
                      ------------------------------------------
                      Name: Kevin P. Burns
                      Title: Vice President


                  AMSTERDAM FUNDING CORPORATION

                  By: /s/ KEVIN P. BURNS
                      ------------------------------------------
                      Name: Kevin P. Burns
                      Title: Vice President


                  FALCON ASSET SECURITIZATION CORPORATION

                  By: /s/ ELIZABETH R. COHEN
                      ------------------------------------------
                      Name: Elizabeth R. Cohen
                      Title: Authorized Signatory


                  BLACK FOREST FUNDING CORPORATION

                  By: /s/ LORI REZZA
                      ------------------------------------------
                      Name: Lori Rezza
                      Title: Vice President


COMMITMENT        BANK OF AMERICA, NATIONAL ASSOCIATION,
----------          as Administrative Agent, RCC Agent
$141,500,000        and as an RCC Bank Investor

                  By: /s/ CHRIS PARRISH
                      ------------------------------------------
                      Name: Chris Parrish
                      Title: Vice President

COMMITMENT        CREDIT LYONNAIS NEW YORK BRANCH,
----------          as Atlantic Agent and as an Atlantic
$77,500,000         Bank Investor

                  By: /s/ DAVID C. FINK
                      ------------------------------------------
                      Name: David C. Fink
                      Title: Managing Director


COMMITMENT        BNP PARIBAS,
----------          as an Atlantic Bank Investor
$15,000,000

                  By: /s/ MIKE SHRYOCK AURORA ABELLA
                      ------------------------------------------
                      Name: Mike Shryock     Aurora Abella
                      Title: Vice President  Vice President


COMMITMENT        THE BANK OF NOVA SCOTIA, as Liberty
----------          Agent and as a Liberty Bank Investor
$153,000,000

                  By: /s/ RODOTHEA POLI
                      ------------------------------------------
                      Name: Rodothea Poli
                      Title: Managing Director


COMMITMENT        ABN AMRO BANK N.V., as AFC Agent
----------          and as an AFC Bank Investor
$127,500,000

                  By: /s/ BART STEENBERGEN
                      ------------------------------------------
                      Name: Bart Steenbergen
                      Title: Vice President


                  By: /s/ S. SEAN CHEN
                      ------------------------------------------
                      Name: S. Sean Chen
                      Title: Senior Vice President

COMMITMENT        BANK ONE, NA (having its main office
----------          in Chicago, Illinois), as Falcon Agent
$127,500,000        and as a Falcon Bank Investor

                  By: /s/ JULIE C. BENDA
                      ------------------------------------------
                    Name: Julie C. Benda
                    Title: Vice President

COMMITMENT        BAYERISCHE HYPO- UND VEREINSBANK AG,
----------          NEW YORK BRANCH,
$76,500,000         as Black Forest Agent and Black
                    Forest Bank Investor

                  By: /s/ MARK HIRSHORN
                      ------------------------------------------
                      Name: Mark Hirshorn
                      Title: Managing Director

                  By: /s/ PAMELA J. GILLONS
                      ------------------------------------------
                      Name: Pamela J. Gillons
                      Title: Associate Director

COMMITMENT        LLOYDS TSB BANK PLC,
----------          as an Atlantic Bank Investor
$35,000,000

                  By: /s/ GAVIN REES
                      ------------------------------------------
                      Name: Gavin Rees
                      Title: Assistant Director

                  By: /s/ THEA WATKINS
                      ------------------------------------------
                      Name: Thea Watkins
                      Title: Assistant Director

COMMITMENT        LLOYDS TSB BANK PLC,
----------          as an RCC Bank Investor
$62,500,000

                  By: /s/ GAVIN REES
                      ------------------------------------------
                      Name: Gavin Rees
                      Title: Assistant Director

                  By: /s/ THEA WATKINS
                      ------------------------------------------
                      Name: Thea Watkins
                      Title: Assistant Director